                  WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
                      WARBURG PINCUS LONG-SHORT EQUITY FUND

   Supplement to Combined Prospectus/Proxy Statement dated September 11, 1998

                         -------------------------------

      Both the Warburg Pincus Long-Short Market Neutral Fund and the corresponding BEA Long-Short Market Neutral Fund (the "Market Neutral Funds") seek to achieve their respective investment objectives by, among other things, taking short positions in stocks that the Funds' investment adviser has identified as overvalued. Until a security sold short by the Market Neutral Funds is replaced, the Funds are required to repay the lender of the security any dividends or interest that accrue during the period of the loan ("short-sale dividends"). As such, short-sale dividends of each Market Neutral Fund are treated, for accounting purposes, as an expense of the Fund. Moreover, because the Warburg Pincus Long-Short Equity Fund and the BEA Long-Short Equity Fund (the "Long-Short Funds") each invest in shares of the corresponding Market Neutral Fund, short-sale dividends of each Market Neutral Fund are treated as an indirect expense of the corresponding Long-Short Fund.

      The impact of short-sale dividends on the expense ratios of the Market Neutral Funds and the Long-Short Funds (collectively, the "Funds") was not reflected in the "Fee Table" information contained in the Combined Prospectus/Proxy Statement (the "Prospectus"). Although it is not possible to predict the amount of short-sale dividends that would be incurred during the first fiscal year of the Funds' operations, such amounts, when incurred, could materially adversely affect the investment returns of the Funds.

      The following modifies the "Fee Table" information contained in the Prospectus to reflect that short-sale dividends have not been included in the Funds' annual operating expenses, expense limitations and expense examples. Capitalized terms used below, unless otherwise defined, have the same meaning assigned to them in the Prospectus.

     MARKET NEUTRAL FUND        Institutional Shares*      Common Shares**
                                                          BEA
                                BEA Fund     Warburg    (Advisor)    Warburg
                                              Fund        Fund        Fund
Annual Operating Expenses
(after fee waivers and
expense reimbursements)
   Management fees............     1.40%       1.40%       1.40%       1.40%
   12b-1 fees.................     None        None         .25%        .25%
   Other expenses+............      .60%        .60%        .60%        .60%

Total Operating Expenses
(after waivers and
reimbursements)+..............     2.00%       2.00%       2.25%       2.25%


         LONG-SHORT FUND        Institutional Shares*      Common Shares**
                                                           BEA
                                             Warburg    (Advisor)    Warburg
                                 BEA Fund     Fund        Fund         Fund

  Annual Operating Expenses
  (after fee waivers and
  expense reimbursements)
     Management fees...........        0%         0%          0%          0%
     12b-1 fees................     None       None         .25%        .25%
     Other expenses+...........     2.50%      2.50%       2.50%       2.50%

  Total Operating Expenses
  (after waivers and
  reimbursements)+.............     2.50%      2.50%       2.75%       2.75%


+ "Other expenses" and "Total Operating Expenses" do not include short-sale dividends (estimated at 1.50% and 1.35% for the first fiscal years of the Market Neutral Funds and the Long-Short Funds, respectively), which are included in and reduce the investment return of the Funds.

* BEA has agreed to waive fees and reimburse expenses of the Institutional Shares of each Warburg Fund for a one-year period following the closing of the Reorganization so that the expense ratio of such shares (exclusive of short-sale dividends) will be no higher than that of the Institutional class of the corresponding BEA Fund (exclusive of short-sale dividends) for the thirty days ending on the Closing Date of the Reorganization, plus the performance adjustment fee applicable to the Long-Short Neutral Fund.

** BEA and CFSI have agreed to waive fees and reimburse expenses of the Common Shares of each Warburg Fund for a one-year period following the closing of the Reorganization so that the expense ratio of such shares (exclusive of short-sale dividends) will be no higher than that of the Advisor class of the corresponding BEA Fund (exclusive of short-sale dividends) for the thirty days ending on the Closing Date of the Reorganization, plus the performance adjustment fee applicable to the Long-Short Neutral Fund.

The above tables reflect a voluntary assumption of some of the additional expenses of the Funds by BEA and, with respect to the Common Shares of the Warburg Funds, CFSI in order to limit the operating expenses of each class of the Funds (exclusive of short-sale dividends) to the percentage of the Funds' average daily net assets noted under "Total Operating Expenses," plus the performance adjustment fee applicable to the Long-Short Neutral Fund. Absent such expense reimbursements, under current expense levels, the resulting fees and expenses for the Funds (exclusive of short-sale dividends) would be as follows:

                                                 RULE
                                  MANAGEMENT    12b-1   OTHER       TOTAL
               FUND                  FEES        FEES    EXPENSES    EXPENSES

   Market Neutral
   Fund/Institutional Shares
          BEA Fund.............      1.50%        0        .60%       2.10%
          Warburg Fund.........      1.50%        0        .60%       2.10%
   Market Neutral Fund/Common
      Shares
          BEA (Advisor) Fund...      1.50%       .25%      .60%       2.35%
          Warburg Fund.........      1.50%       .25%      .60%       2.35%
   Long-Short
   Fund/Institutional Shares
          BEA Fund.............      .10%         0       2.50%       2.60%
          Warburg Fund.........      .10%         0       2.50%       2.60%
   Long-Short Fund/Common
      Shares
          BEA (Advisor) Fund...      .10%        .25%     2.50%       2.85%
          Warburg Fund.........      .10%        .25%     2.50%       2.85%


The expense examples for the Funds provided in the Prospectus exclude short-sale dividends and assume payment of operating expenses at the levels set forth in the "Annual Operating Expenses" tables above.

Dated:  October 21, 1998